SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                            ----------------------

                                  FORM 8-K

                              CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):  April 8, 2004


                         FLEETWOOD ENTERPRISES, INC.
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              (Exact Name of Registrant as Specified in its Charter)

Delaware                  1-07699                         95-1948322
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(State or Other        (Commission File                (IRS Employer
Jurisdiction of            Number)                      Identification
Incorporation)                                          Number)


              3125 Myers Street, Riverside, California    92503-5527
              ----------------------------------------    ---------
              (Address of Principal Executive Offices)   (Zip Code)


     Registrant's telephone number, including area code: (909) 351-3500

                                     N/A
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         (Former Name or Former Address, if Changed Since Last Report)



Item 5.       Other Events.

     On April 8, 2004, Fleetwood Enterprises, Inc. announced the successful completion of its call for the redemption of $50 million in aggregate liquidation amount of its $150 million issue of 9.5% Convertible Trust III Preferred Securities. A press release describing the completion of the call is attached as Exhibit 99.1 hereto.

Item 7.      Exhibits.

(c) Exhibits.  The following exhibit is being furnished herewith:

Exhibit 99.1    Press release of Fleetwood Enterprises, Inc. issued April
                8, 2004.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FLEETWOOD ENTERPRISES, INC.



Date:  April 13, 2004                By:   /s/  Leonard J. McGill
                                        --------------------------
                                          Leonard J. McGill
                                          Senior Vice President-Corporate
                                          Finance; Chief Governance Officer


                                                    Exhibit 99.1

          FLEETWOOD COMPLETES $50 MILLION PARTIAL REDEMPTION
           OF 9.5% CONVERTIBLE TRUST III PREFERRED SECURITIES

Riverside, Calif., April 8, 2004 -- Fleetwood Enterprises, Inc. (NYSE:FLE), the nation's leader in recreational vehicle sales and a leading producer and retailer of manufactured housing, announced today the successful completion of its call for the redemption of $50 million in aggregate liquidation amount of its $150 million issue of 9.5% Convertible Trust III Preferred Securities.

All of the Preferred Securities (liquidation amount $50 per security) that were subject to the partial redemption call were converted into common stock at the rate of 4.826255 shares of common stock per Preferred Security. If the securities had not been converted, the Company would have redeemed them on April 8, 2004, at a redemption price of approximately $53.17 for each trust security, plus accrued and unpaid distributions.

Fleetwood previously announced that it has also called for redemption the remaining $100 million of the 9.5% Convertible Trust III issue, with a redemption date of April 29, 2004.

About Fleetwood
Fleetwood Enterprises, Inc., a Fortune 1000 company headquartered in Riverside, Calif., is a leading manufacturer of a full range of recreational vehicles from motor homes to travel and folding trailers, and is a vertically integrated manufacturer, retailer and financier of manufactured housing. The Company is dedicated to providing quality, innovative products that offer a high value quotient to our customers. Fleetwood operates facilities strategically located throughout the nation, including recreational vehicle and manufactured housing plants, retail home centers, and supply subsidiary plants. For more information, visit the Company's Website at www.fleetwood.com.


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